                             LETTER OF TRANSMITTAL

                             OFFER TO EXCHANGE ALL

             OUTSTANDING 9-1/8% SENIOR SUBORDINATED NOTES DUE 2008
                                      FOR
              REGISTERED 9-1/8% SENIOR SUBORDINATED NOTES DUE 2008

                Pursuant to the Prospectus, dated        , 1999

-------------------------------------------------------------------------------
      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
        NEW YORK CITY TIME, ON       , 1999 UNLESS EXTENDED IN THE SOLE
    DISCRETION OF THE COMPANY. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.
-------------------------------------------------------------------------------

Delivery to: ChaseMellon Shareholder Services, L.L.C., the Exchange Agent (the
                               "Exchange Agent")

                                 By U.S. Mail:

                    ChaseMellon Shareholder Services, L.L.C.
                              Post Office Box 3301
                           South Hackensack, NJ 07606
                   Attn: Reorganization Department

                                   By Hand:

                   ChaseMellon Shareholder Services, L.L.C.
                           120 Broadway, 13th Floor
                               New York, NY 10271
                        Attn: Reorganization Department

                            By Overnight Delivery:

                    ChaseMellon Shareholder Services, L.L.C.
                               85 Challenger Road
                                Mail Drop-Reorg
                           Ridgefield Park, NJ 07660

                               Facsimile Number:
                                 (201) 296-4293

                           Confirm Facsimile Only:
                               (201) 296-4860

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     Georgeson & Company Inc. has been appointed as Information Agent (the "Information Agent") for the Exchange Offer. Any questions or requests for assistance or additional copies of the Prospectus (as defined below), this Letter of Transmittal and/or the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the exchange offer.

                    The Information Agent for the Offer is:

                        [GEORGESON & COMPANY INC. LOGO]

                               Wall Street Plaza
                            New York, New york 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                   ALL OTHERS CALL TOLL FREE: 1-800-223-2064

     The undersigned acknowledges that he or she has received the Prospectus,
dated        , 1999 (the "Prospectus"), of SFX Entertainment, Inc., a Delaware
corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its registered 91/8% Senior Subordinated Notes due 2008 (the "New Notes") for each $1,000 principal amount of 91/8% Senior Subordinated Notes due 2008 (the "Old Notes") of which $200.0 million in aggregate principal amount are outstanding.

     With respect to the Old Notes accepted for exchange, the holders of such Old Notes will receive New Notes which will bear interest at the same rate and on the same terms as their Old Notes. Consequently, interest on the New Notes will be payable semi-annually on June 1 and December 1, at the rate of 91/8% per annum. The New Notes will bear interest from and including December 1, 1998, the last date of interest payment on the Old Notes. Holders whose Old Notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Old Notes.

     This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer (the "Book-Entry Transfer Facility") to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange
Agent on or prior to 5:00 P.M., New York City time, on         , 1999, at which
time the Exchange Offer and withdrawal rights will expire (the "Expiration Date"), must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

     The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and the aggregate principal amount of the Old Notes should be listed on a separate signed schedule affixed hereto.



-------------------------------------------------------------------------------------------------------------------
              DESCRIPTION OF NOTES                           1                  2                      3
-------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        CERTIFICATE    AGGREGATE PRINCIPAL    AGGREGATE PRINCIPAL
           (PLEASE FILL IN, IF BLANK)                   NUMBERS(S)*           AMOUNT           AMOUNT TENDERED**
-------------------------------------------------------------------------------------------------------------------

                                                     --------------------------------------------------------------

                                                     --------------------------------------------------------------

                                                     --------------------------------------------------------------

                                                     --------------------------------------------------------------
                                                         TOTAL
                                                     --------------------------------------------------------------
 *  Need not be completed if Old Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old
    Notes represented by the Old Notes indicated in column 2. See Instruction 2.
-------------------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                 ----------------------------------------------


    Account Number
                  --------------------------------------

    Transaction Code Number
                           -----------------------------

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s)
                                   --------------------------------------------

    Window Ticket Number (if any)
                                 ----------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all rights, title and interest in and to such Old Notes as is being tendered hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Notes, to (i) transfer ownership of such Old Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and
(iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned hereby represents and warrants that (i) the undersigned has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act, as amended ("Rule 14e-4"), equal to or greater than the principal amount of Old Notes tendered hereby; and (ii) the tender of such Old Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange).

     The undersigned hereby further represents to the Company that the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any beneficial owner(s) of such Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) are not participating and do not intend to participate in the distribution of the New Notes, the undersigned have no arrangement or understanding with any person to participate in the distribution of the New Notes, the undersigned and each beneficial owner acknowledge and agree that any person participating in the New Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, the undersigned and each beneficial owner understand that a secondary resale transaction described in clause , above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and neither the undersigned nor any beneficial owner is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Old Notes pursuant to the Exchange Offer however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Notes for any Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED -DESCRIPTION OF NOTES-ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

-------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 3 AND 4)

         To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Notes delivered by book-entry transfer which is not accepted for exchange is to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: New Notes and/or Old Notes to:

Name(s)........................................................................
                            (Please type or print)

 ...............................................................................
                            (Please type or print)

Address........................................................................

 ...............................................................................
                                   (Zip Code)

                         (COMPLETE SUBSTITUTE FORM W-9)

[ ]  Credit unexchanged Old Notes delivered by
     Book-Entry Transfer Facility set forth
     below.
-------------------------------------------------------------------------------

                         (Book-Entry Transfer Facility
                         Account Number, if applicable)

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

         To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or to such person or persons at an address other than shown in the box entitled "Description of Notes" on this Letter above.

Mail: New Notes and/or Old Notes to:

Name(s)........................................................................
                            (Please type or print)

 ...............................................................................
                            (Please type or print)

Address........................................................................

 ...............................................................................
                                   (Zip Code)

-------------------------------------------------------------------------------

IMPORTANT: THIS LETTER (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

-------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

  Dated:..............................................................   1999
  X...................................................................   1999
  X...................................................................   1999
       Signature(s) of Owner    Date

  Area Code and telephone Number.............................................

    If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If a signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

    Name(s):.................................................................

    .........................................................................
                             (Please Type or Print)

    Capacity:................................................................

    Address:.................................................................

    .........................................................................
                             (Including Zip Code)

                              SIGNATURE GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 3)

    Signature(s) Guaranteed by
    an Eligible Institution:.................................................
                            (Authorized Signature)

    .........................................................................
                                    (Title)

    .........................................................................
                                (Name and Firm)

    Dated: ............................................................, 1999

                                  INSTRUCTIONS

       FORMING PART OF THE TERMS AND CONDITIONS OF OFFER TO EXCHANGE ALL
             OUTSTANDING 9-1/8% SENIOR SUBORDINATED NOTES DUE 2008
            FOR REGISTERED 9-1/8% SENIOR SUBORDINATED NOTES DUE 2008
                           OF SFX ENTERTAINMENT, INC.


1.   DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This letter is to be completed by securityholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

     Securityholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder Old of Notes and the amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes in proper format for transfer, or a Book-Entry Confirmation as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date or execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Notes, and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that registered mail, properly insured, with return receipt requested, be used and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.


2. PARTIAL TENDERS (NOT APPLICABLE TO SECURITYHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Notes--Aggregate Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.


3. SIGNATURES ON THIS LETTER; POWERS OF ATTORNEY AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements or any certificates transmitted hereby or separate powers of attorney are required to be submitted together with the Certificates for Old Notes. Signatures on such certificate(s) must be guaranteed by an Eligible Institution as defined below.

     If this Letter is signed by a person or persons other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers or corporations or other acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company or their authority to so act must be submitted.

     Endorsements on certificates for Old Notes or signatures on powers of attorney required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office of correspondent in the United States (an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.


4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box above the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Securityholders tendering Old Notes by book-entry may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such securityholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.


5.   TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the New Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should
(i) consult the W-9 Guidelines for instructions on applying for a TIN, (ii) check the box in Part 2 of the Substitute Form W-9 and (iii) write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to Holdings within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to holders.


6.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer or Old Notes to it or its order pursuant to the Exchange Offer. If however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. Of satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE NOTES SPECIFIED IN THIS LETTER.


7.   WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.


8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice or any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.


                    TO BE COMPLETED BY ALL TENDERING HOLDERS


                              (SEE INSTRUCTION 5)
            PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.



-------------------------------------------------------------------------------------------------------
                                PART 1--PLEASE PROVIDE YOUR TIN    TIN:________________________________
                                IN THE BOX AT RIGHT AND CERTIFY            Social Security Number or
 SUBSTITUTE                     BY SIGNING AND DATING BELOW             Employer Identification Number
 FORM W-9                       -----------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY     PART 2--TIN Applied for  [ ]
 INTERNAL REVENUE SERVICE       -----------------------------------------------------------------------
                                11. CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER          (1) The number shown on this form is my correct Taxpayer Identification
 ("TIN") AND                        Number (or I am waiting for a number to be issued to me).
 CERTIFICATION
                                (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal
                                    Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c)
                                    the IRS has notified me that I am no longer subject to backup withholding, and

                                (3) any other information provided on this form is true and correct.

                                SIGNATURE................................ DATE.........................
-------------------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------------



          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me will be withheld until I provide a number.


  --------------------------------              -----------------------------
  Signature                                              Date

-------------------------------------------------------------------------------